UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2015

HOSPIRA, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31946	20-0504497
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017-5755 (Zip Code)

Registrant's telephone number, including area code: (212) 733-2323

275 N. Field Drive
Lake Forest, Illinois, 60045
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

     Pursuant to an Agreement and Plan of Merger, dated as of February 5, 2015 (the "Merger Agreement"), by and among Pfizer Inc., a Delaware corporation ("Pfizer"), Perkins Holding Company, a Delaware corporation and a subsidiary of Pfizer ("Merger Sub"), and Hospira, Inc., a Delaware corporation ("Hospira"), Merger Sub was merged with and into Hospira (the "Merger"), with Hospira continuing as the surviving corporation and a subsidiary of Pfizer. The Merger became effective on September 3, 2015 (the "Effective Time").

     At the Effective Time, among other things, (i) each issued and outstanding share of Hospira common stock, par value $0.01 per share, was converted into the right to receive $90.00 in cash (the "Per Share Merger Consideration") without interest thereon (other than any shares of Hospira common stock owned by Hospira as treasury stock, any shares owned by Pfizer or any direct or indirect subsidiary of Pfizer, any shares owned by Merger Sub and dissenting shares, if any, which were not so converted), and (ii) each Hospira stock option, restricted stock unit, performance share award, performance restricted stock unit and share of restricted stock, whether vested or unvested, that was outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive the Per Share Merger Consideration (in the case of performance share awards and performance restricted stock units, the number of shares of common stock subject to such award were determined assuming target performance has been met) or, in the case of stock options, the excess, if any, of the Per Share Merger Consideration over the exercise price of such stock option. Upon the Effective Time, holders of Hospira common stock immediately prior to the Effective Time ceased to have any rights as stockholders in Hospira (other than their right to receive the Per Share Merger Consideration, or, in the case of shares of Hospira common stock as to which appraisal rights have been properly exercised and not withdrawn, the rights pursuant to Section 262 of the Delaware General Corporation Law).

     The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Hospira’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 9, 2015, and is incorporated herein by reference.

     The following events took place in connection with the consummation of the Merger:

Item 1.02.	Termination of a Material Definitive Agreement.

    In connection with the consummation of the Merger, on September 3, 2015, Hospira terminated the Credit Agreement and Guaranty dated as of October 28, 2011 (as amended, the "Credit Facility"), among Hospira and the Lenders, Citibank, N.A., as administrative agent, and the other parties party thereto. No loans were outstanding under the Credit Facility at the time of the Merger.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
The information contained in the Introductory Note above is incorporated herein by reference.
Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the consummation of the Merger, Hospira notified the New York Stock Exchange ("NYSE") on September 3, 2015 that, other than as described in the Introductory Note above, each issued and outstanding share of Hospira common stock automatically converted into the right to receive the Per Share Merger Consideration, and requested that trading in the Hospira common stock be suspended prior to the opening of trading on September 3, 2015. Also on September 3, 2015, Hospira requested that the NYSE file with the SEC a notification on Form 25 to effect the delisting of Hospira’s common stock on the NYSE and the deregistration of Hospira’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Hospira intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the suspension of Hospira’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. The information contained in the Introductory Note above is incorporated herein by reference.
Item 3.03.	Material Modification to Rights of Security Holders.
The information contained in the Introductory Note above is incorporated herein by reference.
Item 5.01.	Changes in Control of Registrant.
As a result of the Merger, a change in control of Hospira occurred and Hospira became a subsidiary of Pfizer. The information contained in the Introductory Note above is incorporated herein by reference.
Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers.
     As a result of the Merger, all of the current directors of Hospira resigned from their directorships of Hospira and any committees of which they were a member, as of the Effective Time. Upon completion of the Merger, pursuant to the terms of the Merger Agreement, the directors of Merger Sub became the directors of Hospira.

Also upon consummation of the Merger, each of the principal executive officer, president, principal financial officer, principal accounting officer and named executive officers of Hospira has ceased to hold his or her respective position with Hospira.
Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

     Pursuant to the terms of the Merger Agreement, at the Effective Time, Hospira’s certificate of incorporation was amended and restated in its entirety. The Amended and Restated Certificate of Incorporation of Hospira is attached as Exhibit 3.1 hereto and incorporated herein by reference.

     Pursuant to the terms of the Merger Agreement, the bylaws of Merger Sub as in effect at the Effective Time became the bylaws of Hospira. The Amended and Restated Bylaws of Hospira are attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01.	Exhibits.
(d) Exhibits

Exhibit No.	Description
 2.1
Agreement and Plan of Merger, dated as of February 5, 2015, among Pfizer Inc., Perkins Holding Company and Hospira, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Hospira with the Securities and Exchange Commission on February 9, 2015).
 3.1
Amended and Restated Certificate of Incorporation of Hospira, Inc.
 3.2
Amended and Restated Bylaws of Hospira, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Date: September 3, 2015	By: /s/ Margaret Madden Margaret Madden
Title: Director and Authorized Signatory

EXHIBIT INDEX

Exhibit No.	Description
 2.1
Agreement and Plan of Merger, dated as of February 5, 2015, among Pfizer Inc., Perkins Holding Company and Hospira, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Hospira with the Securities and Exchange Commission on February 9, 2015).
 3.1
Amended and Restated Certificate of Incorporation of Hospira, Inc.
 3.2
Amended and Restated Bylaws of Hospira, Inc.